Residential Asset Securities Corporation
Depositor

RASC Series 2007-KS4 Trust
Issuing Entity

Home Equity Mortgage Asset-Backed Pass-Through Certificates,
Series 2007-KS4

$235,875,000 (Approximate)

Subject to Revision

April 18, 2007

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                **PROVIDE CLTV ON FIRST, SECOND AND SILENT/SIMULTANEOUS SECONDS

                  FIRST LIEN

                  -----------------------------------------------------------------------------------------------------------------------
                  FICO/CLTV            >95%            90-94.9%         85-90%          80-85%          75-80%           <=74.99%
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=549                     1.05            16.62            17.21           18.09           13.08            33.95
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=579                     2.26            29.93            19.07           12.97            9.56            26.21
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=599                     21.93           19.73            15.11           20.07            6.92            16.26
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=619                     20.8             18.3            7.87            28.63           10.47            13.93
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=635                     20.74           17.95            8.26            20.61            8.81            23.62
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=659                     22.66            12.2            7.32            33.96            7.78            16.08
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=679                     31.24           11.49            6.47            38.54             0              12.25
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=699                     26.46           18.33            10.97           24.46            4.24            15.54
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=719                      18             20.25              0             45.03            1.29            15.44
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=900                     6.79            15.12            11.82           39.7             2.45            24.13
                  -----------------------------------------------------------------------------------------------------------------------

                  SECONDLIEN

                  -----------------------------------------------------------------------------------------------------------------------
                  FICO/CLTV            >95%            90-94.9%         85-90%          80-85%          75-80%           <=74.99%
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=549                      100              0                0               0               0                0
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=579                      100              0                0               0               0                0
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=599                     97.07            2.93              0               0               0                0
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=619                     98.86            1.14              0               0               0                0
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=635                      100              0                0               0               0                0
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=659                      100              0                0               0               0                0
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=679                     92.71            7.29              0               0               0                0
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=699                      100              0                0               0               0                0
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=719                      100              0                0               0               0                0
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=900                      100              0                0               0               0                0
                  -----------------------------------------------------------------------------------------------------------------------

                  SILENT SECONDS

                  -----------------------------------------------------------------------------------------------------------------------
                  FICO/CLTV            >95%            90-94.9%         85-90%          80-85%          75-80%           <=74.99%
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=549                       0              16.5            21.17           62.32             0                0
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=579                       0               0                0             86.75           13.25              0
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=599                       0               0                0             89.89             0              10.11
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=619                       0               0                0             78.4            12.86            8.74
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=635                       0              6.25              0             82.35            4.23            7.18
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=659                       0              1.87            0.87            85.51           10.42            1.33
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=679                       0               0                0              100              0                0
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=699                       0               0                0             87.58           12.42              0
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=719                       0               0                0              100              0                0
                  -----------------------------------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------------
                  <=900                       0               0                0              100              0                0
                  -----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
              Deal Name                               Date       Issuer         Originator(s)               Servicer           Lead   collateral groutotal group loan balance        group as % of total           WAC            WAM     1st Lien % (by $ amt)1st Lien % (by # of loans)                % ARM               % 2/28's          % 3/27's                 % 5/25's                %>30 yr AM                    % Balloons               % IO    WA Mos to IO roll
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL         RASC 2007-KS4                          04/16/2004 RFC       Homecomings, New Century  Homecomings, GMAC         JPM              1           252,209,444                     100.00                 8.835           357           93.96                    82.53                           72.83                 59.5             12.82                     0.5                      18.4                          19.28                 16.49         60
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
      wtd avg FICO           FICO <500         FICO < 550        FICO < 600        FICO 600-650          FICO 651+         FICO 600 - 660        FICO 660+                                 *WA CLTV (excluding silents)
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
           614                    0               10.77              37.24             42.47                20.3                47.76               15.00                                               82.59
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                silent 2nd %                     **WA CLTV (include silents)         % LTV = 80 (1st liens only)      % CLTV > 80 (exc%uCLTVi>e80s(inclu%eCLTVe95.01 -100 (exclude%sCLTVt95.01 -100 (include silents)     % > 80 LTV uninMIradjustedlWAWALMI*coverageFullnDoct%__%  Reduced Doc %         Other Doc %      Investor props w/nInvestordprops w/non-full doc & LTVs>8IO or > 30 yr Am loans w/ non-fulCAdcondo > 80% CLTV          FL condo > 80% CLTV          NV condo > 80% CLTV        % MI, IN, OH >80CLTV               purch %            CO refi %     Own Occ %      Investor %        SFR %        PUD %
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                    12.81                                   85.03                               20.98                      52.66            64.88               10.10                            20.98                                                                 59.94            40.06                  0                 2.56                         0.87                             15.88                         1.22                         0.72                          0                         4.93                        30.42               56.94         92.21           4.56           74.37        13.26
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
  Condo %     Multi%    % MH    % 1st time hoWAbFICO 1st time homebuyer       WA CLTV 1st time homebuyer        % multiple loans to single borrower              % with Prepay Penalty                 WA DTI           % DTI < 40      % DTI 40 - 45% DTI 45 - 50   % DTI 50 - 55    % DTI >= 55        WA Avg Loan Balance        % Loan Bal < $100k        % Loan Bal > $400K     largest state % and name         2nd largest State         AAA level   AA+    AA   AA-    A+   A   A-    BBB+    BBB    BBB-    BB+    BB    Initial Target O/wrapped?  Moody's ExpeS&PdExpectedFitch ExpectDBRSoExpecteFullsAppraisaAVM%(%)    Other (%)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
    4.7        7.14       0        23.43                 614                             87.05                                                                           70.07                          42.1              35.34            17.89         28.34           15.48           2.94                154,634.85                    16.15                    15.91                     CA(23%)                      FL(9%)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------